Exhibit 99.2

Recovco Due Diligence Review Narrative

(NRMLT 2020-1)

Recovco’s Report, which is to be made available to the Recipients by the Client, includes the loan level results of Recovco’s independent, third-party due diligence review conducted for the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1)  Type of assets that were reviewed.

Recovco Mortgage Management, LLC (“Recovco”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from January 2018 through December 2019 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2)	Sample size of the assets reviewed.

INITIAL POPULATION

Recovco was instructed to perform a review on a population totaling 5,575 seasoned non-performing and performing mortgage loans (the “Review Population.”) Depending on the delinquency status of the mortgage loans, Recovco’s findings and other factors, the Client decided upon the best execution for the mortgage loans. The final securitization population consists of 5,572 mortgage loans (the “Final Securitization Population”).

Within the final population, Recovco conducted the following reviews: Compliance Review (1,401 mortgage loans), Data Integrity Review (325 mortgage loans), Title Review (786 mortgage loans), and Payment History Review (236 mortgage loans.)

Compliance Reviews (1, 401 Mortgage Loans) in the Final Securitization Population):

From mortgage loans that ended up within the Final Securitization Population, Recovco originally selected a random sample of 252 mortgage loans for review and an additional population of 640 mortgage loans were added to the Compliance Review sample which consisted of (i) 238 re-performing mortgage loans, (ii) 112 state specific mortgage loans,  (iii) 38 mortgage loans that were modified prior to the Review  (iv) 106 mortgage loans that were previously non-performing, (v) 145 Texas loans, and (vi) 1 mortgage loan that was previously tested for compliance. These additions increased the relevant Compliance Review population to 892 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 509 mortgage loans (the “Subsequent Compliance Review Population”) were added to the Initial Compliance Review Population. The population was comprised of HOEPA or mortgage loans secured by properties in states where a compliance violation was noted within the Initial Compliance Review Population.  This addition increased the total mortgage loans subject to the Compliance Review to 1,401 mortgage loans which represented approximately 25.14% of the Final Securitization Population.

Data Integrity Review (325):

During the Review, Recovco performed a Data Integrity Review on 325 mortgage loans in the Final Securitization Population.

Title Review (786);

During the Review, Recovco performed a Title Review on 786 mortgage loans in the Final Securitization Population.

Payment History Review (236):

During the Review, Recovco performed a Payment History Review on 236 mortgage loans in the Final Securitization Population.

FINAL SECURITIZATION POPULATION

After Recovco’s initial review was completed, the Client provided Recovco with a list of 5,572 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Recovco.

Review	Reviewed Total	% of Final Securitization Population
Compliance Population	1,401	25.14%
Data Integrity Population	325	5.83%
Title Review Population	786	14.11%
Payment History Population	236	4.24%

(3)	Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to Recovco to be consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4)	Quality or integrity of information or data about the assets: review and methodology.

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date

(5)    Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6)	Value of collateral securing the assets: review and methodology.

Not applicable.

(7)    Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Use of alternative data and documents: These are seasoned loans and wherever appropriate, alternative documentation was reviewed. For example, if no final HUD Settlement Statement or Truth in Lending Disclosure was present, preliminary HUD and/or TILA disclosures were reviewed.

Recovco reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I)   Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed

APR to re- calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II)   Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed;

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III)  The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV)    The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions.

(VI)	Document Review

Recovco reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

•	Initial application (1003);
•	Sales contract;
•	Hazard and/or flood insurance policies;
•	Copy of note for any junior liens;
•	Appraisal;
•	Title/Preliminary Title;
•	Initial TIL;

•	Final 1003;
•	Final TIL;
•	HUD from sale of previous residence;
•	Initial and final GFE’s;
•	Changed circumstance documentation;
•	Final HUD-1;
•	Right of Rescission Disclosure;
•	Mortgage/Deed of Trust;
•	Note;
•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure;
•	Subordination Agreement;
•	FACTA disclosures;
•	Notice of Special Flood Hazards; and
•	Certain other disclosures related to the enumerated tests set forth herein.

(8)	Other: review and methodology.

Data Compare

Recovco captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Title Review

The Client ordered lien alerts from a third-party vendor or third-party vendors. The title lien alert results were provided by the Client to Recovco for review. Recovco’s review is entirely reliant on the sufficiency of the data provided to it and Recovco makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

Payment History

Recovco performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, Recovco created a payment string using twenty-four (24) month look back for each mortgage loan within the sample where data was provided.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Recovco conducted (i) a Compliance Review on 1,401 mortgage loans(ii) a Data Integrity Review on 325 mortgage loans, (iii) a Title Review on 786 mortgage loans and (iv) a Payment History Review on 236 mortgage loans. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 1,401 mortgage loans, 113 mortgage loans had a rating grade of “A / RA”, 944 mortgage loans had a rating grade of “B / RB”, 59 mortgage loans had a rating grade of “C / RC”, and 285 mortgage loans had a rating grade of “D / RD.”

Pursuant to the applicable NRSRO criteria, Recovco graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Count	Loan count %
A / RA	113	8.07%
B / RB	944	67.38%
C / RC	59	4.21%
D / RD	285	20.34%

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The summaries below detail the exceptions as noted in the Compliance Review and reflect only compliance EV2s or EV3s, as noted when conducting the Compliance Review. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Exception Type	# of Exceptions
* Notice of Servicing Transfer missing or unexecuted (Lvl 2)	823
* Good Faith Estimate missing or unexecuted (Lvl 2)	584
* Missing initial TIL disclosure (Lvl 2)	546
* Application Missing (Lvl 2)	536
* Transmittal (1008) is Missing (Lvl 2)	496
* Missing credit report (Lvl 2)	331
* Loan program disclosure missing or unexecuted (Lvl 2)	300
* ComplianceEase TILA Test Failed (Lvl 2)	294
* Missing Appraisal (Lvl 2)	269
* HUD-1 Closing Statement missing or unsigned (Lvl 3)	261
* Prepayment Rider Missing (Lvl 2)	251

* Right of Rescission missing or unexecuted (Lvl 2)	242
* Property is Manufactured Housing (Lvl 2)	217
* Missing Title evidence (Lvl 2)	200
* Initial Escrow Acct Disclosure missing; loan has escrows (Lvl 2)	186
* Final TIL Missing or Not Executed (Lvl 2)	170
* Final 1003 is Missing (Lvl 2)	141
* Final Application is missing (Lvl 2)	97
* Consumer Handbook on Adjustable Rate Mortgages (CHARM Booklet) (Lvl 2)	65
* Appraisal not dated (Lvl 2)	65
* Settlement date is different from note date (Lvl 2)	63
* Required Affiliated Business Disclosure missing/unexecuted (Lvl 2)	60
* ComplianceEase State/Local Predatory Test Failed (Lvl 4)	59
* Right to receive copy of appraisal is Missing (Lvl 2)	56
* ROR Transaction date not consistent with Note and/or HUD (Lvl 2)	53
* Note is missing or unexecuted (Lvl 3)	49
* Not all borrowers signed HUD (Lvl 2)	45
* Loan appears modified. Mod missing or unexecuted (Lvl 2)	39
* Mortgage missing / unexecuted (Lvl 2)	35
* State Specific Disclosure (Lvl 3)	27
* Credit score not provided (Lvl 2)	22
* Credit report >90 days old at closing (Lvl 2)	21
* Initial Good Faith Estimate is Missing (Lvl 2)	19
* Initial Truth in Lending Disclosure is Missing (Lvl 2)	19
* TIL not hand dated (Lvl 2)	8
* Final TIL Date after actual transaction date (Lvl 2)	8
* Missing required 1-4 family rider (Lvl 2)	8
* Not all borrowers signed TIL (Lvl 2)	8
* Balloon Rider Missing (Lvl 2)	5
* Loan has escrow holdback. No proof it was released (Lvl 2)	4
* Special information booklet is Missing (Lvl 2)	4
* Condo / PUD rider Missing (Lvl 2)	4
* Mortgage - Missing required ARM Rider (Lvl 2)	4
* Appraisal dated after closing (Lvl 2)	4
* ROR not hand dated by borrower(s) (Lvl 2)	3
* MI, FHA or MIC missing and required (Lvl 2)	2
* Final 1003 is Missing (Lvl 3)	1
* Ack of non-rescission prior to rescission expiration date (Lvl 2)	1
* ComplianceEase State Regulations Test Failed (Lvl 2)	1
* ComplianceEase RESPA Test Incomplete (Lvl 2)	1
* Note is missing or unexecuted (Lvl 2)	1
* 2nd Mortgage / HELOC Terms required (Lvl 2)	1

* Monthly payment on TIL is not same as Note payment (Lvl 2)	1
Grand Total	6710

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 325 mortgage loans included within the Data Integrity population, 3 unique mortgage loans (0.92%) had data integrity variances. Some variances such as street and zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by Recovco. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Field	Loan Count	% of Loans Reviewed
Purpose of Transaction per HUD-1	1	0.31%
Sales Price (HUD-1 Line 101)	1	0.31%
Total Balance of Junior Lien(s)	1	0.31%
Grand Total	3

*Some loans may appear more than once due to multiple tape discrepancies, so this column may not add to a noted unique loan count.

TITLE LIEN REVIEW SUMMARY

Recovco reviewed the findings in various title search reports provided by the Client to Recovco in order to confirm the lien position of the related mortgage. The Client ordered searches on 786 mortgage loans. The results showed 785 of the mortgage loans were in first lien position. For 14 mortgage loans, the Final Title Policy or supporting documentation was utilized to verify the loans were in first lien position. For one mortgage loan the results were pending.

PAYMENT HISTORY REVIEW SUMMARY

For the 236 mortgage loans in the Pay History Review, Recovco utilized individual loan pay history reports provided by the related servicer with a cut-off date of July 31, 2019 for 61 mortgage loans, August 31, 2019 for 20 mortgage loans, September 30, 2019 for 123 mortgage loans, and October 31, 2019 for 32 mortgage loans. Using the MBA methodology, Recovco created a pay string using a twenty-four (24) month look back on the 236 mortgage loans within the review population.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data (24 month look back)	108	45.76%
No Delinquency, At Least One Month Missing (24 month look back)	18	7.63%
Delinquency, No Missing Data (24 month look back)	64	27.12%
Delinquency, At Least One Month Missing (24 month look back)	46	19.49%
Total	236